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[PRICEWATERHOUSECOOPERS LETTERHEAD]



                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of American Physicians Capital, Inc. of our report dated February 17, 2000 relating to the financial statements of Mutual Insurance Corporation Of America and Subsidiaries, which appears in the Registration Statement (No. 333-41136) on Form S-1 of American Physicians Capital, Inc. dated December 8, 2000.



/s/PricewaterhouseCoopers LLP
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March 1, 2001